CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.23
AMENDMENT 2
to the
CONTRACT FOR CONSTRUCTION
of
TWO VESSELS for
SEABULK TANKERS, INC.
by
NATIONAL STEEL AND SHIPBUILDING COMPANY

The purpose of this Amendment 2 to the Contract for Construction of Two Vessels, effective as of September 10, 2013 (the “Contract”), is to provide Purchaser with an additional Vessel (Vessel 3) and an Option Period of 80 days to purchase a fourth Vessel (Option Vessel 1). This Amendment 2 is effective as of November 11, 2013.

The following pages are replaced in their entirety within the Contract with one or more insert pages:

Title Page

Exhibit B, first page

[Signature page follows.]

Amendment 2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Except as provided herein, all terms and conditions remain unchanged and in full force and effect.

Purchaser:                Seabulk Tankers, Inc.

By: /s/ Eric Fabrikant______
Eric Fabrikant
Chief Executive Officer

Date:     November 11, 2013

Contractor:                National Steel and Shipbuilding Company

By: /s/ Matthew S. Luxton
Matthew S. Luxton
Vice President Finance and CFO

Date:     November 11, 2013

Amendment 2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONTRACT FOR CONSTRUCTION

OF

UP TO FOUR VESSELS

FOR

SEABULK TANKERS, INC.

BY

NATIONAL STEEL AND SHIPBUILDING COMPANY

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TABLE OF CONTENTS
ARTICLE                                            PAGE

1     STATEMENT OF WORK    4
2     SPECIFICATIONS AND VESSEL DRAWINGS    6
3     PRICING    7
4     PAYMENTS    8
5     ECONOMIC PRICE ADJUSTMENTS    11
6     CHANGES    11
7     VESSEL PERFORMANCE    13
8     FORCE MAJEURE    16
9     DAMAGES AND INCENTIVES FOR DELIVERY    17
10     DESIGN RIGHTS    18
11     REGULATORY BODY REQUIREMENTS    19
12     RESERVED    21
13     MATERIAL AND WORKMANSHIP    22
14     INSPECTION    22
15     SUBCONTRACTORS    26
16     ITEMS FURNISHED BY PURCHASER    26
17     TRIALS    27
18     POST-TRIAL INSPECTION AND ACCEPTANCE    28
19     CONTRACTOR’S GUARANTY AND LIMITATION OF THE PARTIES LIABILITY    29
20     MAKER'S LIST, SPARE PARTS, TOOLS, AND SUPPLIES    33
21     CONTRACTOR’S INSURANCE    34
22     PURCHASER’S INSURANCE    36
23     LOSS OR DAMAGE OF VESSEL    37
24     INDEMNIFICATION    38
25     DEFAULT OF PURCHASER AND CONTRACTOR'S REMEDIES    38
26     DEFAULT OF CONTRACTOR AND PURCHASER’S REMEDIES    42
27     TITLE, RISK OF LOSS, AND PROPERTY INTERESTS    46
28     LIENS    47
29     TAXES AND DUTIES    48
30     INDEMNIFICATION REGARDING INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS    49
31     ASSIGNMENT    50
32     COMPLIANCE WITH LAWS AND REGULATIONS    51
33     DISPUTES    51
34     ESCROW    53
35     CERTIFICATES OF FINANCIAL RESPONSIBILITY    54
36     PURCHASER USE OF CONTRACTOR FACILITIES    54
37     COMPUTATION OF TIME    56
38     PRESS RELEASES    56
39     CONFIDENTIALITY    57
40     INDEPENDENT CONTRACTOR    57
41     SURVIVING OBLIGATIONS    58
42     AUTHORIZED PERSONS, NOTICES AND COMMUNICATIONS    59
43     OPTION VESSEL    60
44     INTERPRETATION    61
45     CONDITIONS PRECEDENT    61

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

46     EXHIBITS    63
47     DEFINITIONS    63

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONTRACT FOR CONSTRUCTION
of
UP TO FOUR VESSELS for
SEABULK TANKERS, INC.
by
NATIONAL STEEL AND SHIPBUILDING COMPANY

PREAMBLE

This Contract for Construction of up to Four Vessels (“Contract”) is entered into by and between Seabulk Tankers, Inc. (“Purchaser”), and National Steel and Shipbuilding Company, incorporated in the State of Nevada (“Contractor” or “NASSCO”), effective as of September 10, 2013 (“Effective Date”), including Amendment 1 for hull numbering changes effective as of October 25, 2013 and Amendment 2 for the addition of up to two Vessels effective as of November 11, 2013. Purchaser and Contractor are each a “Party” and collectively, the “Parties.”

RECITALS

WHEREAS, Purchaser desires to purchase three 49,430 DWT product tankers of the ECO MR Product Oil Tanker Design as provided in this Contract (“Vessel” or “Vessels”), for operation in the coastwise trade of the United States in compliance with the U.S. coastwise laws principally contained in 46 U.S.C. § 50501 and 46 U.S.C. Chapters 121 and 551, as amended (collectively, the "Jones Act") and in international trades to the extent identified within the Specifications, and desires a limited option to purchase a fourth Vessel;

WHEREAS, Contractor jointly owns a design for the Vessels meeting Purchaser’s requirements and has the right to license Purchaser’s use of the design, as set forth in this Contract;

WHEREAS, Contractor owns or will contract with DSEC Co., Ltd. (“DSEC”), a corporation organized and existing under the laws of the Republic of Korea, and other suppliers to purchase certain equipment, machinery and material to construct the Vessels;

WHEREAS, Contractor is capable of using Drawings and Design Data and the equipment and material provided by DSEC to construct, test and complete the Vessels;

WHEREAS, Purchaser and Contractor desire to enter into this Contract for the design and construction of the Vessels in accordance with the terms and conditions of this Contract.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NOW THEREFORE, Purchaser and Contractor agree as follows:

AGREEMENT

1        STATEMENT OF WORK

(a)    Contract Work. Contractor shall furnish all facilities, labor, supervision, material, supplies, machinery and equipment, and shall perform all work necessary to design, construct, launch, outfit, test and deliver three Vessels (NASSCO Hulls 552 and 557 and 556) and, at Purchaser’s option as provided herein, one additional Vessel (Option Vessel 1, NASSCO Hull 558) qualified for operation in the U.S. coastwise trade in compliance with the Jones Act and in international trades to the extent identified in and in accordance with the appropriate Specifications and Vessel Drawings (as such terms are defined below in the SPECIFICATIONS AND VESSEL DRAWINGS Article 2), using only new, good quality materials, supplies, machinery and equipment. Contractor shall do everything required of it by this Contract, the Specifications, and the Vessel Drawings, including the development of Design Products (as defined below in the DESIGN RIGHTS Article 10) and the installation of any material that the Contract and/or the Specifications provides shall be furnished by Purchaser all in accordance with international standard shipbuilding and shipping practices as identified within the Specifications (all together as the “Contract Work"), for the total consideration of the Contract Price.
(b)    Vessel Certification and Classification. Other than with respect to the ballast water management system described in the SPECIFICATIONS AND VESSEL DRAWINGS Article 2, Contractor shall obtain all requisite approvals from applicable U.S. regulatory authorities to qualify each of the Vessels for a coastwise endorsement on its Certificate of Documentation issued by the U.S. Coast Guard (“USCG”) and for qualification, to the extent permitted, under the USCG’s alternate compliance program administered by American Bureau of Shipping (“ABS”). Contractor shall obtain the services of ABS to review drawings and survey construction, and Contractor shall take all other steps necessary or appropriate to obtain, and it shall obtain, classification of the Vessels according to ABS’s rules, with the notations required by the Specifications at the sole cost and expense of the Contractor.
(c)    Delivery. The Vessels shall be constructed at Contractor's shipbuilding facility located at San Diego, California ("Shipyard"). When the construction of each Vessel is Substantially Complete (as defined below) in accordance with this Contract, and the Vessel has satisfied the tests required by this Contract, each Vessel shall be tendered by Contractor and accepted by Purchaser (such tender and acceptance shall constitute “Delivery” and such Vessel shall be deemed “Delivered”) at the Shipyard in satisfaction of all requirements of ABS, free of any outstanding recommendations or conditions of class, and free and clear of all mechanics, possessory or other liens or rights in rem of every nature, whether arising by statute, common law or in admiralty, charges, encumbrances or security interests (herein collectively referred to as “Liens”), excepting, however, Liens in favor of a claimant other than Contractor arising out of the acts or omissions of Purchaser. As used in this Contract, the term "Substantially

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Vessel Number             Delivery Dates
Vessel 1 (Hull 552):                May 1, 2016
Vessel 2 (Hull 557):                 March 15, 2017
Vessel 3 (Hull 556):                October 14, 2016
Option Vessel 1 (Hull 558):            June 1, 2017

(2)    Purchaser will accept Delivery of any Vessel completed pursuant to the requirements of this Contract not more than 60 days prior to the Vessel Contract Delivery Date for such Vessel provided that the Contractor shall give Notice of such early Delivery to Purchaser not less than 120 days prior to such Vessel Contract Delivery Date.
(f)    Possession of Vessel after Delivery. Purchaser shall take possession of each Vessel upon Delivery and shall remove the Vessel from the Shipyard within seven days after its date of Delivery.
(g)    [*]
2        SPECIFICATIONS AND VESSEL DRAWINGS

(a)    Specifications and Vessel Drawings. The Contract design requirements for construction of the Vessels are set forth in a document entitled "SPECIFICATIONS, NASSCO Number TE2013-FS-RB," dated September 10, 2013, published by DSEC and Contractor and approved by Purchaser (the "Specifications"). The Specifications shall include the General Arrangement drawing identified in Section 101 of the Specifications. In addition, Contractor shall cause DSEC to provide Basic and Detail Drawings and Production Drawings for the Vessel as provided for review and comment by Purchaser. Together, the General Arrangement drawing, Basic and Detail Drawings, the Production Drawings, and the Selected Maker’s Plan are referred to herein collectively as the “Vessel Drawings.” The Specifications are hereby incorporated by reference and made a part of this Contract with the same force and effect as though herein set out in full. Contractor shall provide Purchaser with copies of Design Products in any reasonable format, including, but not limited to, paper and electronic formats. Any reference in this Contract to the Specifications shall be deemed to include both the Specifications and the General Arrangement drawing. [*]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]
(b)    Drawings Approval. The Vessel Drawings and, to the extent required, Design Products (as defined in the DESIGN RIGHTS Article 10) have been or will be approved by the Regulatory Bodies (as defined in the REGULATORY BODY REQUIREMENTS Article 11) having jurisdiction over the Contract Work, as identified in the Specifications, and any deficiency in the Vessel Drawings and Design Products in meeting the requirements of such agencies shall be remedied by the Contractor, except as provided in the REGULATORY BODY REQUIREMENTS Article 11.
(c)    Order of Precedence. If any discrepancy, difference or conflict exists between the Specifications and any terms of this Contract, the provisions of this Contract shall prevail over the Specifications. If there is any discrepancy, difference or conflict between the Specifications and the General Arrangement drawing, the Specifications shall prevail. If there is any discrepancy, difference or conflict between the Specifications and any document referred to in the Specifications or this Contract, the Specifications shall prevail. Further, any work called for by, and any detail shown in, either the Specifications or General Arrangement drawing, but not shown on the other shall be deemed included in both and shall be performed by the Contractor as part of the Contract Work.

3        PRICING

(a)    Definition of “Contract Price” All amounts stated in this Contract are in United States Dollars, and are subject to adjustment in accordance with the provisions of the ECONOMIC PRICE ADJUSTMENTS Article 5. The “Contract Price” shall be equal to the Contract Base Price as adjusted from time to time pursuant to the terms of this Contract.
(b)    Contract Base Price and Contract Price. The “Contract Base Price” for each Vessel shall be as set out in the table below.

Vessel Number                                Price
Vessel 1, Hull 552                                [*]
Vessel 2, Hull 557                                [*]
Vessel 3, Hull 556                                [*]
Option Vessel 1, Hull 558                            [*]

The Contract Base Price for each Vessel set forth above shall be a firm fixed price and not subject to adjustment except as provided in this Contract.

4        PAYMENTS
(a)    Payment of Contract Base Price. Purchaser shall pay or cause to be paid to Contractor the Contract Base Price, as may be adjusted from time to time pursuant to this Contract, in the manner provided in this Article.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)    Reserved.
(c)    Initial Payments. Purchaser shall pay to Contractor initial payments in the amounts and no later than the dates specified below:
(1)     First Initial payment: For Vessel 1 and Vessel 2 within [*] of the Effective Date of this Contract, a payment of [*] per Vessel, for a total of [*], which shall be non-refundable except as provided in Articles 9(d) and 26(b) or if the requirement for the guaranty of General Dynamics Corporation is not satisfied.
(2)    Second Initial Payment. No earlier than [*] and no later than [*],[*] for each of Vessel 1 and Vessel 2, for a total of [*] with the first and second initial payments totaling [*] in the aggregate.
(3)    Third Initial Payment. No later than [*],[*] for each of Vessel 1 and Vessel 2, for a total of [*], with the first, second and third initial payments totaling [*] in the aggregate. The first and second initial payments shall be considered advance payments with respect to the Contract Price for each of Vessel 1 and Vessel 2.
(4)    Initial Payment for Vessel 3 and Option Vessel 1. No later than close of business on [*], Purchaser shall make a payment of [*],[*] of which shall apply to Vessel 3 and be non-refundable except as provided in Articles 9(d) and 26(b). The remaining [*] shall apply to Option Vessel 1 and is non-refundable in all cases, provided however that should Purchaser elect to execute Option Vessel 1, (i) the [*] portion of the initial payment shall be applied to Option Vessel 1, and (ii) upon exercise of Option Vessel 1, the [*] payment may be refundable as provided in Articles 9(d) and 26(b). These initial payments shall be considered advance payments with respect to the Vessel’s Contract Price and shall be liquidated against the final payment for such Vessel.
(d)    Invoices and Payments for Vessels 1 and 2.
(1)    Contractor shall submit its invoice for the second initial payment under paragraph (c)(2) above, to Purchaser, by electronic mail or fax no later than [*], with the original invoice mailed the same day. Payment shall be due in immediately available funds that are received via wire transfer to a bank to be specified by Contractor, no later than [*]. Contractor shall submit its invoice for the third initial payment under paragraph (c)(3) above, to Purchaser, by electronic mail or fax no later than [*], with the original invoice mailed the same day. Payment shall be due in immediately available funds that are received via wire transfer to a bank to be specified by Contractor, no later than [*]. Late payments by Purchaser shall bear Interest (as defined in paragraph (j) of this Article).
(2)    After all initial payments, the Purchaser shall make additional payments for each Vessel associated with the completion of key milestones in the shipbuilding process (“Milestone Payments”). Each Milestone Payment for a Vessel will be calculated by multiplying the Cumulative Payment Percent times the then current

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contract Price, less any previous initial payments or Milestone Payments for that Vessel.

Milestone	Cumulative Payment Percent
Start of Construction (SOC)	[*]
Keel	[*]
Launch	[*]
Delivery	[*]

Start of Construction is defined as the first cutting of steel parts in San Diego.

8a

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Keel is defined as [*].
Launch is defined as the transfer of the Vessel from its final build position to the water.
Delivery is defined in STATEMENT OF WORK, Article 1 of the Contract.

For the avoidance of doubt, the Milestone Payment due at Delivery of any Vessel shall be subject to the withholding of amounts by Purchaser pursuant to Article 4(f).
Contractor shall submit its invoices for the payments required under the Milestone Schedule to Purchaser by electronic mail or fax, with the original invoice mailed the same day, along with a certificate signed by an executive officer of Contractor certifying Contractor’s completion of the applicable milestone in the Milestone Schedule. Payments by Purchaser shall be due in immediately available funds that are received via wire transfer no later than ten (10) Business Days after the date such invoice is received (if by electronic mail or fax or courier with confirmation of completed transmission or delivery, as the case may be), to a bank to be specified by Contractor. Late payments shall bear Interest (as defined in Article 4(j)).
(3)    If Purchaser and Contractor do not agree as to whether a certain milestone in the Milestone Schedule has been achieved with respect to any Vessel, Purchaser shall be entitled to withhold [*] of the associated milestone payment until it agrees that such milestone has been achieved or the matter has been resolved pursuant to the DISPUTES Article 33. Purchaser shall deposit the [*] of the amount of the disputed milestone payment ("Disputed Milestone Payment") into an interest bearing escrow account (the "Escrow Account") with the Escrow Agent (as hereinafter defined) pending resolution. Each such Disputed Milestone Payment shall be identified as such at the time of transmission of payment. When the Disputed Milestone Payment is subsequently agreed upon by the Parties or resolved in accordance with this Contract, Contractor and Purchaser shall within [*] sign joint instructions to the Escrow Agent to release the agreed or resolved amount from escrow to the appropriate Party.
(e)    Invoices and Payments for Vessel 3 and Option Vessel 1. For Vessel 3 and Option Vessel 1, following the initial payment the Purchaser shall make quarterly payments (“Quarterly Payments”) pursuant to the Quarterly Payments Schedule below. Contractor shall submit its invoices for the payments required under the Quarterly Payments Schedule to Purchaser by electronic mail or fax, with the original invoice mailed the same day (“Quarterly Payments Schedule”). Payments by Purchaser shall be due in immediately available funds that are received via wire transfer no later than the dates set forth in the Quarterly Payment Schedule to a bank to be specified by Contractor. Late payments shall bear Interest (as defined in Article 4(j)).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Quarterly Payments Schedule

Quarterly Payment Due Date	Quarterly Payment Amount for Vessel 3	Quarterly Payment Amount for Option Vessel 1	Total Payment
1/16/2015	[*]	[*]	[*]
4/17/2015	[*]	[*]	[*]
7/17/2015	[*]	[*]	[*]
10/16/2015	[*]	[*]	[*]
1/15/2016	[*]	[*]	[*]
4/15/2016	[*]	[*]	[*]
7/15/2016	[*]	[*]	[*]
10/14/2016	[*]	[*]	[*]
1/13/2017	[*]	[*]	[*]
4/14/2017	[*]	[*]	[*]

Notwithstanding the foregoing, the final Quarterly Payment shall be due at Delivery, and Contractor shall not Deliver any Vessel unless and until all required payments have been made by Purchaser to Contractor. For the avoidance of doubt, the Quarterly Payment due at Delivery of any Vessel shall be subject to the withholding of amounts by Purchaser pursuant to Article 4(f).
(f)    Withholding for Deficiencies. At the time of Delivery of each Vessel, Purchaser may withhold payment amounts as described below:
(1)    As to Minor Items that require correction and/or are incomplete at Delivery, Purchaser may withhold, without prejudice to its rights under CONTRACTOR’S GUARANTY AND LIMITATION OF THE PARTIES’ LIABILITY Article 19, from final payment due under the Milestone Schedule or Quarterly Payment Schedule [*] or such other amount as mutually agreed by the Parties per Minor Item as security for correction of such items by Contractor and deposit such sum into the Escrow Account.
(2)    As security for the correction of Deficiencies that may occur during the Guaranty Period, as provided in the CONTRACTOR’S GUARANTY AND LIMITATION OF THE PARTIES’ LIABILITY Article 19, Purchaser may withhold a further amount of up to [*] from final payment with respect to each Vessel, and deposit such sum into the Escrow Account.

9a

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(3)    Amounts withheld for correction of Minor Items pursuant to Article 4(f)(1) shall be released from the Escrow Account on a monthly basis for all items corrected during the prior month for each Vessel as evidenced by a joint written instruction from Contractor and Purchaser confirming that such Minor Items have been corrected. Contractor and Purchaser shall within five (5) Business Days of each relevant calendar month end sign joint instructions to the Escrow Agent to release the agreed or resolved amount from escrow.
(4)    The amount held as security for correction of Deficiencies pursuant to Article 4(f)(2) shall be released from the Escrow Account to Contractor upon expiration of the Guaranty Period for each Vessel, provided that amounts may be retained in the Escrow Account for correction of Deficiencies covered by the guaranty in CONTRACTOR’S GUARANTY AND LIMITATION OF THE PARTIES’ LIABILITY Article 19 but not corrected prior to the expiration of the Guaranty Period, with the aggregated amount retained in the Escrow Account for each Vessel as mutually agreed upon by Purchaser and Contractor. Such amounts retained beyond expiration of the Guaranty Period shall be released from Escrow for each Vessel on a monthly basis for all Deficiencies corrected during the prior month as evidenced by a joint written instruction from Contractor and Purchaser confirming that such Deficiencies have been corrected.
(g)    Adjustments. Adjustments shall be made to the Contract Base Price for the purpose of computing milestone or quarterly payments, as appropriate, for the next invoice following the execution of a Contract Change under CHANGES Article 6 that revises the Contract Base Price.
(1)    If there has been no agreement as to adjustment of the Contract Base Price resulting from a change, the affected payments shall be paid provisionally based on the amount of adjustment as estimated by Contractor for the changed Contract Work, and the resulting difference between the amount paid and payment amount as estimated by Purchaser shall be preserved for resolution pursuant to the DISPUTES Article 33. When disputed adjustments to the Contract Base Price are agreed by the Parties or resolved pursuant to this Contract, (i) in the event of underpayment by Purchaser, Purchaser shall make an appropriate adjustment in subsequent milestone or quarterly payments, as appropriate, to reflect the variance between the amount paid by Purchaser and the amount agreed or resolved, together with Interest on such variance from the date of provisional payment, or (ii) in the event of an overpayment by Purchaser, Contractor shall make an appropriate adjustment in subsequent milestone or quarterly payment invoices, as appropriate, to give a credit for or shall refund the excess of the amount paid by Purchaser over the amount agreed or resolved, together with Interest on such excess from the date of provisional payment.
(h)    Withholding for Delays. In accordance with the provisions of the DAMAGES AND CANCELLATION FOR LATE DELIVERY Article 9, Purchaser shall be entitled to deduct from amounts payable pursuant to this Article any amount agreed to be due to Purchaser as liquidated damages.
(1)    To the extent that such amount owed by Contractor as liquidated damages exceeds the next amount that would otherwise be payable by Purchaser to

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

period commencing with the month four months prior to the Start of Construction milestone for each Vessel, as adjusted from time to time in accordance with this Contract or as otherwise provided by Contractor during performance of the Contract Work. The "Current Period Index" is defined as the arithmetic average of the monthly values of the AMM Index published for the Current Period. The “Base Price Index” is [*] per hundred pounds, or centum weight ($/cwt), which is the value of the AMM Index for the 1st Quarter 2013, the price used to calculate Steel $ and the Base Contract Price at the time this Contract was formed.
(2) Computation. [*] an Economic Price Adjustment for Steel shall be computed using the following formula:
Steel $ x ((Current Period Index – Base Price Index) ÷ Base Price Index).
[*]
(3) Invoicing and Payment of Economic Price Adjustment. At 30 days prior to the start of construction of each Vessel, Contractor shall compute the Economic Price Adjustment for such Vessel. If a positive adjustment results, Contractor shall invoice Purchaser, and Purchaser shall pay such adjustment within ten business days of Contractor's invoice. If a negative adjustment results, Contractor shall credit such adjustment for the Vessel against the next milestone or quarterly payment, as appropriate, to be invoiced to Purchaser. [*].

6        CHANGES

(a)    No Departures from Design. Contractor shall not depart from the requirements of the Specifications or make any changes to the Contract Work ("Changes") except in accordance with the provisions of this Article, VESSEL PERFORMANCE Article 7, or REGULATORY BODY REQUIREMENTS Article 11. In addition, Contractor shall not substitute materials specified in the Specifications as they are written as of the Effective Date without the prior written consent of Purchaser.
(b)    Types of Changes. For purposes of this Contract, Changes in the Contract Work shall be classified as "Essential Changes" and "Non-Essential Changes." Each Change shall require a change proposal form ("CPF"), the form of which is set out in Exhibit B hereto, and shall be proposed in writing by Contractor or Purchaser, as the case may be, to the other Party on a CPF.
(c)    Essential Changes. Essential Changes shall be Changes in the Contract Work required under REGULATORY BODY REQUIREMENTS Article 11. If either Purchaser or Contractor should believe that an Essential Change is required, it shall promptly notify the other Party thereof, and in any event no later than ten days thereafter. If Contractor and Purchaser do not agree in writing that a proposed change is an Essential Change, either Party may treat the matter as a Dispute to be resolved as provided in the DISPUTES Article 33. Non-Essential Changes shall be all changes other than Essential Changes.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(3)    Verification of Main Engine Fuel Consumption. The Specific Fuel Oil Consumption of main engines of each Vessel shall have been verified by the original equipment manufacturer’s (“OEM’s”) test for that model engine.
(c)    Performance Below Key Performance Requirements. If any Vessel's performance does not meet any of the Key Performance Requirements set forth in paragraph (a) of this Article 7, Purchaser will suffer damages that are difficult to determine. By way of limitation of Contractor’s liability for such failure, and in lieu of actual damages and all other remedies of Purchaser for such failure (except as set forth in the provisos set forth in Articles 7(c)(1), (2) and (3)), the Contract Base Price for such Vessel shall be adjusted downward in accordance with the following:
(1)    Service Speed: No liquidated damages shall be due for [*]. Liquidated damages shall be due to Purchaser in the amount of [*] for each of the [*] and in the amount of [*] for each [*]. Service Speed shall be rounded to the nearest tenth of a knot with the Main Engine Operating at [*].
(2)    Deadweight: No liquidated damages shall be due for the first [*]. Liquidated damages shall be due to Purchaser in the amount of [*] for each full metric tons below [*]. Fractions of metric tons shall be rounded to the nearest metric ton.
(3)    Main Diesel Engine Fuel Consumption: No liquidated damages shall be due for the [*] of specific fuel oil consumption rate above [*]. Liquidated damages shall be due to Purchaser in the amount of [*] increase in fuel consumption rate in excess of [*]. Fractions of 1% to be rounded to the nearest 1%.
(d)    Reserved.
(e)    Vessel Adjustments. In lieu of the Contract Price Adjustments specified in paragraph (c) of this Article 7, Contractor shall have the right, at its own expense, at any time prior to Delivery, to make reasonable adjustments or modifications to any Vessel to cause such Vessel to meet the Key Performance Requirements specified in paragraph (a) of this Article 7; provided, however, that, any such adjustments shall conform to the requirements of the Specifications and Contractor shall obtain any required Regulatory Body approval for such adjustments or modifications.
(f)    Effect of Changes. The Key Performance Requirements set forth in paragraph (a) of this Article 7 are based on the Vessels as described and delineated in the Specifications, and such Requirements shall be changed to take into account any Contract Work change required or approved pursuant to the CHANGES Article 6 and/or the REGULATORY BODY REQUIREMENTS Article 11.
(g)    Disagreements. If either Party claims a Contract Base Price adjustment pursuant to paragraph (c) of this Article, and if there is disagreement as to any such proposed adjustment, Contractor shall deposit one half of the disputed amount into the Escrow Account with the Escrow Agent pending resolution. Each such disputed adjustment shall be identified as such at the time of transmission of payment. When the disputed amount is subsequently agreed upon by the Parties or resolved in accordance with this Contract, Contractor and Purchaser shall within one (1) Business Day sign joint instructions to the Escrow Agent to release the agreed or resolved amount from escrow to the appropriate Party.

15a

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

responsible for payment of the costs of personal accident insurance, wages and repatriation costs for its Guaranty Engineer.
(k)    LIMITATION OF LIABILITY.

(1)    [*], NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY PUNITIVE, EXEMPLARY OR OTHER SPECIAL DAMAGES OR ANY INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOSS OF USE, INCOME, FUTURE SALES, PROFITS OR ANTICIPATED PROFITS, BUSINESS OR BUSINESS OPPORTUNITY, SAVINGS, DATA, OR BUSINESS REPUTATION), ARISING UNDER OR DIRECTLY OR INDIRECTLY RELATING TO THIS CONTRACT OR THE SUBJECT MATTER HEREOF, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED IN CONTRACT, EQUITY, OR WHEN THE DAMAGES ARE ALLEGED TO BE CAUSED BY TORTIOUS CONDUCT, BREACH OF WARRANTY OR ANY OTHER THEORY, WHATSOEVER, AND REGARDLESS OF WHETHER SUCH PARTY HAS BEEN ADVISED OF, KNEW OF, OR SHOULD HAVE KNOWN OF THE POSSIBILITY THAT SUCH DAMAGES COULD OCCUR.
(2)    [*], IN NO EVENT SHALL CONTRACTOR’S TOTAL AGGREGATE LIABILITY FOR EACH VESSEL EXCEED THE GREATER OF [*] OR [*]; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION OF LIABILITY SHALL NOT APPLY TO ANY DAMAGES CAUSED BY ANY MATERIAL MISREPRESENTATION OR FRAUDULENT CONDUCT OF CONTRACTOR. THE FOREGOING LIMITATION OF CONTRACTOR’S LIABILITY SHALL REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF EITHER PARTY’S REMEDIES AVAILABLE UNDER THIS CONTRACT, AT LAW OR IN EQUITY. CONTRACTOR HEREBY REPRESENTS AND WARRANTS TO PURCHASER THAT [*].
(3)    EXCEPT FOR (I) THE PAYMENT OF MILESTONE PAYMENTS FOR CONTRACT WORK THAT HAS BEEN COMPLETED BY CONTRACTOR, OR (II) THE PAYMENT OF QUARTERLY PAYMENTS, IN NO EVENT SHALL PURCHASER’S TOTAL AGGREGATE LIABILITY [*] FOR EACH VESSEL EXCEED THE GREATER OF [*] OR [*] PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION OF LIABILITY SHALL NOT APPLY TO ANY DAMAGES CAUSED BY ANY MATERIAL MISREPRESENTATION OR FRAUDULENT CONDUCT OF PURCHASER. THE FOREGOING LIMITATION OF PURCHASER’S LIABILITY SHALL REMAIN IN FULL

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

to implement such remedy) immediately exercise any and/or all of the following rights and remedies.
(1)    Completion and Sale of Vessel. Contractor may terminate this Contract and thereafter Contractor shall be entitled to continue construction of any Vessel not previously delivered to Purchaser and to sell such Vessel while Contract Work is in process or after completion.
(i)    Pending such sale, Contractor shall be entitled to retain any initial, quarterly and milestone payments already paid. Any such sale may be effected by Contractor, either by public auction or by private contract, on such terms and conditions as Contractor may see fit, but Contractor shall be bound in good faith to secure the best price obtainable under the circumstances. Upon the effective time and date of any such sale, all liens and security interests of Purchaser in the Collateral (as defined in the TITLE, RISK OF LOSS, AND PROPERTY INTERESTS Article 27) shall automatically terminate and be of no further force and effect. Purchaser hereby authorizes Contractor to file all documents necessary to evidence the release of its liens in the Collateral (and by its acceptance of any assignment of the security interest in the Collateral, any assignee of Purchaser agrees to such automatic release of liens and the filing of termination statements evidencing the same).
(ii)    In the event Contractor sells a Vessel, Contractor thereafter [*].

(iii)    In the event that Contractor elects to complete any Vessel, Contractor may negotiate the revival of this Contract with Purchaser at any time before the sale of the Vessel upon Purchaser’s providing evidence satisfactory to Contractor that the events causing Purchaser’s default have been remedied.
(2)    Abandonment of Construction. Contractor may terminate this Contract and thereafter may abandon construction of any Vessel that has been not previously delivered to Purchaser and sell such Vessel in its state of completion at the time of abandonment of construction. Any such sale may be effected by Contractor, either by public auction or by private contract, on such terms and conditions as

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contractor may see fit, but Contractor shall be bound in good faith to secure the best price obtainable under the circumstances.
(i)    Contractor shall notify Purchaser in writing of its election to abandon and sell and shall thereafter [*].
(ii)    Upon the effective time and date of any such abandonment and sale, all liens and security interests of Purchaser in the Collateral (as defined in Article 27) shall automatically terminate and be of no further force and effect and Purchaser hereby authorizes Contractor to file all documents necessary to evidence the release such liens in the Collateral (and by its acceptance of any assignment of the security interest in the Collateral, any assignee of Purchaser agrees to such automatic release of liens and the filing of termination statements evidencing the same).
(3)    Transfer of Purchaser’s Rights Under This Contract. Contractor may amend, transfer and assign Purchaser’s right, title and interest in and to this Contract, including the right to receive Delivery of and transfer title to such Vessels upon their Delivery, in a transaction on arm’s length terms, to a third party that will perform and assume all of the Purchaser’s obligations under this Contract as so amended, transferred or assigned, such amendment, transfer and assignment to be in accordance with provisions of this paragraph (b)(3) and otherwise in accordance with applicable law. Contractor shall be bound in good faith to secure the best price obtainable under the circumstances.
        (i)    Any Assignment entered into in accordance with this paragraph (b)(3) may only be effected following the consummation of an amendment, transfer or assignment process conducted in all respects in a commercially reasonable manner in accordance with applicable law, and upon consummation of any such Assignment and the payment of the proceeds referenced below to Purchaser, the

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

transferee shall be entitled to all rights and benefits of this Contract and the Purchaser shall not have any further interests or rights in and to this Contract as so amended by the Assignment.
(ii)    Contractor shall deliver written notice to Purchaser of its intent to pursue an assignment of this Contract in accordance with the terms of this paragraph (b)(3) of this Article (the “Assignment Notice”).
(iii)    [*].

(iv)    Nothing contained in this paragraph (b)(3), shall prohibit Contractor at any time prior to any such Assignment from terminating this Contract and pursuing its remedies under paragraphs (b)(1) and (b)(2) of this Article to the extent available.
(vi)    Upon the effective time and date of any Assignment, all liens and security interests of Purchaser in the Collateral (as defined in Article 27) shall automatically terminate and be of no further force and effect and Purchaser hereby authorizes Contractor to file all documents necessary to evidence the release of its liens in the Collateral (and by its acceptance of any assignment of the security interest in the Collateral, any assignee of Purchaser agrees to such automatic release of liens and the filing of termination statements evidencing the same).
(c)    Power of Attorney. Purchaser hereby appoints Contractor as its attorney-in-fact following the occurrence and during the continuance of any event of default specified in paragraphs (a)(1) through (3) of this Article 25, solely to take all actions necessary or desirable to effect Contractor’s rights and remedies as described in paragraph (b) of this Article 25.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

National Steel and Shipbuilding Company
Attention: Charles I. Zigelman
Director, Contracts and Estimating
2798 Harbor Drive
San Diego, California 92113

Telephone:	(619) 544-7608

Fax:	(619) 544-8880

or to such Party at such other address or addresses as either Party may later specify in writing to the other Party.

(c)    Technical Engineering Communications. All technical engineering communications originated by Contractor, including submissions pursuant to the SUBMISSION OF DESIGN PRODUCTS Article 12, shall be transmitted by authorized Contractor personnel to personnel of Purchaser designated in writing pursuant to this Article. All technical engineering communications originated by Purchaser shall be transmitted by authorized personnel of Purchaser to personnel of Contractor designated in writing pursuant to this Article.
(1)    The personnel authorized to transmit and receive such communications shall be designated in writing by each Party to the other pursuant to paragraph (a) of this Article.
(2)    Technical communications shall be used for such purposes as clarification or interpretation of a requirement of the Specifications, providing design information as required by the SUBMISSION OF DESIGN PRODUCTS Article 12, or discussion of an alleged Deficiency pursuant to the INSPECTION Article 14. Such technical communications between the Parties, however, shall not be deemed to change or modify the terms of this Contract, including the Specifications.

43        OPTION VESSEL

(a)    Option Vessel. Contractor hereby grants Purchaser an option to purchase one additional Vessel (“Option Vessel 1”) within 80 days of the effective date of Amendment 2 (“Option Period”). Provided Purchaser is not in default as described in the DEFAULT OF PURCHASER AND CONTRACTOR'S REMEDIES Article 25, Purchaser may, by written notice to Contractor and prior to the expiration of the Option Period, purchase Option Vessel 1 on the terms and conditions of this Contract, at the price set forth in the PRICING Article 3, and with a Vessel Contract Delivery Date set forth in the STATEMENT OF WORK Article 1. Upon Purchaser’s notification of option exercise, the initial payment set forth in the PAYMENTS Article 4(c)(4) shall be considered an advance payment with respect to the Contract Base Price and the payment terms set forth in PAYMENTS Article 4(e) will come into full force and effect.
44        INTERPRETATION

59

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)    Entire Agreement. This Contract, together with its Exhibits and other documents incorporated herein, including the Specifications, sets forth the entire

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

agreement and understanding of Purchaser and Contractor relating to the subject matter contained herein and supersedes all prior discussions and agreements between Purchaser and Contractor. This Contract may be modified or amended only in a writing signed by both Parties.
(b)    Benefit of Parties. This Contract shall be binding upon the Parties hereto and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.
(c)    Interpretation. If any one or more of the provisions of this Contract is found to be invalid, the remaining provisions shall not be affected, and this Contract shall be interpreted as if not containing such invalid provisions. This Contract shall be

59a

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

interpreted without regard to which Party is deemed to have drafted the Contract. Article and paragraph headings are for administrative convenience only and shall not be used to interpret this Contract.

45        PARENT COMPANY GUARANTEES

    (a)    No later than [*] Business Days after the Effective Date Contractor shall provide to Purchaser a Guaranty by General Dynamics Corporation of Contractor’s obligations.
(b)    No later than [*] Business Days after the Effective Date Purchaser shall provide to Contractor a Guaranty by SEACOR Holdings Inc. of Purchaser’s obligations.
(c)    The Parties agree that their respective Parent Guarantees are applicable to all amendments to this Contract, including without limitation Amendment 2. For the avoidance of doubt, however, the Parties shall use reasonable efforts to amend their respective Parent Company Guarantees to specifically reference Amendment 2.
46        EXHIBITS

There are attached hereto and incorporated by reference as though fully set forth herein the following exhibits:

Exhibit A:    RESERVED

Exhibit B:    Contract Change Form

Exhibit C:    Guaranty Agreements

47        DEFINITIONS

As used in this Agreement, the following terms have the meanings specified below:

“Business Day” shall have the meaning specified in Article 37(c).

“Change” shall mean a departure from the requirements of the Specifications or a change to the Contract Work as described in Article 6.

“Contract” shall have the meaning specified in the preamble of this Contract.

“Contract Base Price” shall mean the individual Vessel Contract Prices as set out in the table in Article 3(b).

“Contract Change” shall mean an adjudicated Change to the Contract as described in Article 6 and Exhibit B.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Contract Price” shall mean a firm fixed price in U.S. Dollars that is equal to the Contract Base Price as adjusted from time to time pursuant to the terms of this Contract, which shall represent Contractor’s consideration for the Contract Work.

60a

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Guaranty Period” shall mean the 12 months following the date of Delivery of a Vessel, during which the Contractor guarantees against all Deficiencies that are discovered, as described in Article 19.

“Jones Act” shall have the meaning specified in the first recital of this Contract.

“Maker’s List” shall have the meaning specified in Article 20.

“Milestone Payment” shall have the meaning specified in Article 4(d)(2).

“Milestone Schedule” shall mean the schedule of events of Contract Work that permit invoicing by Contractor as set forth in Article 4(d)(2).

“Minor Items” shall mean items that do not affect the commercial utility or safe operation of the Vessel or prevent or otherwise limit the ability of the Vessel to trade.

“Option Vessel 1” shall have the meaning specified in Article 43(a).

“Purchaser’s Representatives” shall mean the on-site representatives who shall be and act as agents of Purchaser, and on behalf of Purchaser, having the authority to make decisions or express opinions to Contractor promptly on all problems arising during the course of, or in connection with, construction of the Vessels in a manner that ensures utmost cooperation with Contractor in the construction process.

“Quarterly Payments” shall have the meaning specified in Article 4(e).

“Regulatory Bodies” shall mean the Regulatory Requirements that are administered by federal, state and local government agencies, organizations, societies, other authoring organizations of Regulatory Requirements and ABS.

“Regulatory Requirements” shall mean the Contract Work, which is subject to certain state, federal and international conventions, statutes, regulations, classification rules, standards, interpretations, and practices.

“Selected Maker’s Plan” shall mean the list of equipment that has been selected by Contractor from the Maker’s List for use in construction of any Vessel.

“Specifications” shall mean the Contract design requirements for construction of the Vessels, including the General Arrangement drawing, entitled "SPECIFICATIONS, NASSCO Number TE2013-FS-RB," dated September 10, 2013, published by DSEC and Contractor and approved by Purchaser.

“Substantially Complete” shall mean complete within the requirements of this Contract but for Minor Items, with no outstanding regulatory or ABS requirements.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Vessel” or “Vessels” shall have the meaning specified in the first recital of this Contract. For the avoidance of doubt, Vessel or Vessels shall include all vessels constructed under this Contract including without limitation Option Vessel 1 if the option is exercised by Purchaser.

“Vessel Contract Delivery Date” shall mean the tender of each Vessel to Purchaser on the respective delivery dates for each Vessel, which may be extended by mutual